================================================================================


                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 26, 2004
                        (Date of earliest event reported)


IMH ASSETS CORP. (as company under an Indenture, dated as of January 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-1)


                                IMH ASSETS CORP.
                                ----------------
             (Exact name of registrant as specified in its charter)




    California                        333-109503              33-0705301
----------------------------         -----------          -------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)



1401 Dove Street                                                       92660
-------------------------                                           ----------
Newport Beach, California                                           (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



================================================================================

Item 5.           OTHER EVENTS

                        Description of the Mortgage Pool

         IMH Assets Corp. (the "Registrant") issued a series of bonds, entitled Collateralized Asset- Backed Bonds, Series 2004-1 (the "Bonds") pursuant to an Indenture dated as of January 29, 2004, among the Registrant and Deutsche Bank National Trust Company, as Indenture Trustee.

               Collateral Term Sheets and Computational Materials

         Countrywide Securities Corporation (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Bonds certain materials, herein referred to as "Collateral Term Sheets" and "Computational Materials", in written form, which Collateral Term Sheets and Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets and Computational Materials have been provided by the Underwriter. The information in the Collateral Term Sheets and Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Bonds and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets and Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.               DESCRIPTION
         -----------               -----------
             99.1                  Collateral Term Sheets and Computational
                                   Materials (as defined in Item 5) that have been provided by Countrywide Securities
                                   Corporation to certain prospective purchasers of Collateralized Asset-Backed Bonds, Series
                                   2004-1 (filed in paper pursuant to the
                                   automatic SEC exemption pursuant to Release
                                   33-7427, August 7, 1997).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.

                                        By: /s/ Richard J. Johnson
                                            -----------------------------------
                                        Name:   Richard J. Johnson
                                        Title:  Chief Financial Officer


Dated: February 3, 2004

                                  EXHIBIT INDEX



            Item 601(a) of    Sequentially
Exhibit     Regulation S-K    Numbered
Number.     Exhibit No.       Description                         Page
-------     -----------       -----------                         ----
1           99                Collateral Term Sheets and          Filed Manually
                              Computational Materials